UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2019

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 24, 2019, Air Products and Chemicals, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders. There were 219,549,135 shares of common stock represented at the meeting by valid proxies or voted in person, which was 88.97% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the annual meeting follow.

1.

Election of Directors. Each of the nominees for director was elected to serve until the Company’s 2020 Annual Meeting of Shareholders and until their successors are elected and qualified, or until his or her earlier death, resignation, or removal. The vote results were as follows, with each nominee having received at least 98.49% of the votes cast for his or her election:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Susan K. Carter	178,488,655	829,457	125,576	15,890,363
Charles I. Cogut	178,544,132	740,200	159,356	15,890,363
Chadwick C. Deaton	177,722,667	1,577,540	143,481	15,890,363
Seifollah Ghasemi	175,637,999	2,691,328	1,114,361	15,890,363
David H. Y. Ho	178,558,445	724,661	160,582	15,890,363
Margaret G. McGlynn	177,555,208	1,761,639	126,841	15,890,363
Edward L. Monser	177,876,045	1,412,298	155,345	15,890,363
Matthew H. Paull	178,640,081	657,877	145,730	15,890,363

2.

Advisory Vote on Executive Officer Compensation. The shareholders approved on an advisory basis the compensation of the Company’s named executive officers, as set forth in the Company’s annual meeting proxy statement, by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
174,073,026 (97.25% of the votes cast)	4,914,668	455,994	15,890,363

3.

Ratification of Appointment of Independent Auditors. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019 was ratified by the shareholders by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
193,604,407 (99.20% of the votes cast)	1,549,860	179,784	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: January 24, 2019	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary

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